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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    September 22, 1999



                               CISCO SYSTEMS, INC.
               (Exact name of registrant as specified in charter)



       California                           0-18225                       77-0059951
(State or other jurisdiction              (Commission                   (IRS Employer
      of incorporation)                   File Number)                Identification No.)

170 West Tasman Drive, San Jose, California                           95134-1706
 (Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (408) 526-4000

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Item 5.  Other Events

     On September 22, 1999, Cisco Systems, Inc. (the "Cisco") announced it has completed the acquisitions of TransMedia Communications, Inc. of San Jose, Calif.; StratumOne Communications, Inc. of Santa Clara, Calif.; and MaxComm Technologies, Inc. of Chelmsford, Massachusetts. A copy of the press release issued by the Registrant on September 22, 1999 concerning the foregoing transactions is filed herewith as Exhibit 20.1, and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Exhibits.

         20.1 Press Release of Registrant, dated September 22, 1999, announcing the consummation of the acquisition by Registrant of TransMedia Communications, Inc., Stratumone Communications, Inc. and Maxcomm Technologies, Inc.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CISCO SYSTEMS, INC.



Dated:  September 22, 1999           By: /s/ LARRY R. CARTER
                                         ---------------------------------------
                                         Larry R. Carter, Senior Vice President,
                                         Finance and Administration,
                                         Chief Financial Officer and Secretary





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                                  EXHIBIT INDEX


   Exhibit
   Number                           Description of Document
   -------                          -----------------------
     20.1      Press Release of Registrant, dated September 22, 1999, announcing the consummation of the acquisition by Registrant of TransMedia
               Communications, Inc., Stratumone Communications, Inc. and Maxcomm
               Technologies, Inc.





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